                                                                    Exhibit 31.1
                CERTIFICATION PURSUANT TO 17 CFR 240.13(A)-14(A)
                           (SECTION 302 CERTIFICATION)

     I, Mark Drake, certify that:

     1. I have reviewed  this  quarterly  report on Form 10-Q of Southwest  Iowa
Renewable Energy, LLC;

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The  registrant's  other  certifying  officers and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as  defined in  Exchange  Act Rules  13a-15(f)  and  15d-(f) for the
registrant, and have:

          (a) Designed such  disclosure  controls and  procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

          (b) Designed such internal control over financial reporting, or caused such internal  control over  financial  reporting to be designed  under our supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles; and

          (c)  Evaluated  the  effectiveness  of  the  registrant's   disclosure
     controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

          (d) Disclosed in this report any changes in the registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially  affect,  the  registrant's  internal  control over financial reporting.

     5. The registrant's other certifying  officers and I have disclosed,  based on our most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or  operation  of  internal  control  over  financial  reporting  which are reasonably  likely to adversely affect the registrant's  ability to record, process, summarize and report financial information; and

          (b) Any fraud,  whether or not material,  that involves  management or other employees who have a significant  role in the  registrant's  internal controls over financial reporting.

Date: February 17, 2009                     /s/ Mark Drake
                                            ----------------------------------
                                            Mark Drake, President and
                                            Chief Executive Officer
                                            (Principal Executive Officer)